                                                                    EXHIBIT 10.3


                             SIXTH AMENDMENT TO THE
                  STERLING CHEMICALS, INC. AMENDED AND RESTATED
                       HOURLY PAID EMPLOYEES' PENSION PLAN

         WHEREAS, Sterling Chemicals, Inc. (the "Corporation") currently maintains its Hourly-Paid Employees' Pension Plan (the "Existing Plan");

         WHEREAS, Section 15.1 of the Existing Plan reserves the Corporation's right to amend the Existing Plan;

         WHEREAS, the Corporation desires to amend the Existing Plan in order to meet the requirements of the IRS for a determination letter;

         NOW, THEREFORE, the Existing Plan is hereby amended effective as of the dates specified herein:

         Section 1. Amendment of Section 2.1 of the Existing Plan. Effective October 1, 1997, the third paragraph of Section 2.1 is amended to read as follows:

         "In no event shall leased employees be considered employees who are eligible to participate in this Plan. A `leased employee' is any person (other than an employee of the recipient) who pursuant to an agreement between the recipient and any other person (`leasing organization') has performed services for the recipient (or for the recipient and related persons determined in accordance with Code section 414(n)(6)) on a substantially full time basis for a period of at least one year, and such services are performed under primary direction or control by the recipient."

         Section 2. Amendment of Section 17.1(f) of the Existing Plan. Effective October 1, 1997, Section 17.1(f) is amended to read as follows:

         "For purposes of this Section 17.1, if a participant was formerly a leased employee, a prior period or periods of service with an Employer of a Subsidiary while in the status of a leased employee, shall be considered as service with an Employer. A `leased employee' is any person (other than an employee of the recipient) who pursuant to an agreement between the recipient and any other person (`leasing organization') has performed services for the recipient (or for the recipient and related persons determined in accordance with Code section 414(n)(6)) on a substantially full time basis for a period of at least one year, and such services are performed under primary direction or control by the recipient."

         IN WITNESS WHEREOF, the Corporation has executed this instrument this ______ day of ___________ , 2003.

                                         STERLING CHEMICALS, INC.


                                         -----------------------------
                                         Wayne R. Parker
                                         Senior Vice President, Human
                                           Resources and Administration



                                       2